UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

January 31, 2011

UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-25917	63-0833573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Drawer 8
Atmore, Alabama	36504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(251) 446-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index at page: 3

Item 2.02	Results of Operations and Financial Condition

On January 31, 2011, United Bancorporation of Alabama, Inc. (the “Corporation”) mailed a report of recent events, including certain financial results of the Corporation’s wholly-owned subsidiary, United Bank, to the Corporation’s shareholders. The full text of the report is set forth in Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Report of United Bancorporation of Alabama, Inc. mailed January 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.

Date: February 2, 2011	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

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EXHIBIT INDEX

Exhibit Number	Description	Page Number

99.1	Report of United Bancorporation of Alabama, Inc. mailed January 31, 2011	4

3